UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       August 18, 2000
                                                  ---------------------------

                         FUSION NETWORKS HOLDINGS, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-23900                  51-0393382
----------------------------         ---------------      ----------------------
(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                    file number)        Identification Number)


                   8115 N.W. 29th Street, Miami, Florida 33122
               ---------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (305) 477-6701
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


         ---------------------------------------------------------------
         (Former name and former address, if changed since last report)

This Form 8-K/A is being filed to reflect revisions to the pro forma financial statements previously filed in connection with the sale by Fusion Networks Holdings, Inc. of IDM Environmental Corp. as reflected on Form 8-K dated August 18, 2000.

Item 7.  Financial Statements and Exhibits

  (b)      Pro Forma Financial Information

           Introduction to Pro Forma Financial Information..................F-1

           Pro Forma Condensed Consolidated Balance Sheet at June 30,
           2000.............................................................F-2

           Pro Forma Condensed Consolidated Statement of Operations for the
           six months ended June 30, 2000...................................F-3

           Pro Forma Condensed Consolidated Statement of Operations for the
           year ended December 31, 1999.....................................F-4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FUSION NETWORKS HOLDINGS, INC.

Dated: November 13, 2000
                                                By:  /s/ Gary Goldfarb
                                                    ----------------------------
                                                    Gary Goldfarb
                                                    President

                 INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION


The pro forma condensed consolidated balance sheet of Fusion Networks Holdings, Inc. as of June 30, 2000 reflects the financial position of the Company assuming the disposition of IDM Environmental Corp. took place on June 30, 2000 and after giving effect to that disposition.

The pro forma condensed consolidated statements of operations for the six months ended June 30, 2000 and the fiscal year ended December 31, 1999 gives effect to the disposition as if such disposition occurred on January 1, 1999 and are based on the operations of the Company for the six months ended June 30, 2000 and the fiscal year ended December 31, 1999. Nonrecurring charges or credits resulting directly from the transaction such as asset write-downs, liability accruals and severance have not been considered in these pro forma statements of operations.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the period presented.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

                         PRO FORMA FINANCIAL INFORMATION
          FUSION NETWORKS HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 30, 2000
                                   (Unaudited)

                                                                     Proforma
                                                      Historical     Adjustments    Proforma Results
                                                     ------------   -------------   ----------------

ASSETS

Current Assets:
   Cash                                                $3,307,159      (134,909) (2)   $3,172,250
   Accounts receivable                                  4,034,981    (4,034,981) (2)            0
   Notes Receivable                                                      58,881  (2)       58,881
   Other loans                                            174,820         2,890  (2)      177,710
   Recoverable income taxes                               650,242      (650,242) (2)            0
   Prepaid expenses and other
      current assets                                    2,320,461    (2,020,078) (2)      300,383
                                                     -------------  -------------      ------------
              Total Current Assets                     10,487,663    (6,778,439)        3,709,224
                                                     -------------  -------------      ------------

Goodwill, net of accumulated
   amortization                                                                                 0
Investments in and advances to
   unconsolidated affiliates                              929,266      (929,266) (2)            0
Investment in affiliate, at cost                       27,353,125    (1,853,125) (2)   25,500,000
Property, plant and equipment, net                      3,273,922    (1,618,436) (2)    1,655,486
Other assets                                              979,925      (979,925) (2)            0
                                                     -------------  -------------      ------------
                                                      $43,023,901  $(12,159,191)      $30,864,710
                                                     =============  =============      ============
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liablities:
   Current portion of long-term debt                      $12,819      $(12,819) (2)  $         -
   Accounts payable and accrued expenses                9,638,208   (9,128,701)  (2)      509,507
   Billings in excess of costs and estimated
     earnings                                           1,130,597    (1,130,597) (2)            0
   Due to officers                                        100,418      (100,418) (2)            0
                                                     -------------  -------------      ------------
              Total Current Liabilities                10,882,042   (10,372,535)          509,507

Long-Term Debt                                          4,015,810       (15,810)        4,000,000
                                                     -------------  -------------      ------------
              Total Liabilities                        14,897,852   (10,388,345)        4,509,507
                                                     -------------  -------------      ------------

Commitments and Contingencies

Stockholders' Equity:
   Common stock, authorized 60,000,000 shares
    $.00001 par value, issued and outstanding
     37,036,226 at June 30, 2000 and 33,113,333 at
     December 31, 1999.                                       370                            370
   Additional paid-in-capital                          65,032,705    (9,209,817) (2)  55,822,888
   Foreign currency translation                             7,271                          7,271
   Retained earnings                                  (36,914,297)    7,354,181  (1) (29,475,326)
                                                                      1,405,637  (3)
                                                                     (1,320,847) (2)
                                                    -------------  -------------    ------------
Total Stockholders' Equity                             28,126,049    (1,770,846)      26,355,203
                                                    -------------  -------------    ------------
                                                      $43,023,901  $(12,159,191)     $30,864,710
                                                    =============  =============     ===========

                         PRO FORMA FINANCIAL INFORMATION
          FUSION NETWORKS HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                   (Unaudited)


                                                            Proforma           Proforma
                                       Historical          Adjustments         Results
                                    ----------------      -------------      ------------

Contract Income                      $1,978,209        $(1,978,209)(3)     $         -
Direct Job Costs                      1,304,730         (1,304,730)(3)               -
                                     -----------       ------------         -----------
Gross Profit (Loss)                     673,479           (673,479)                  0
                                     -----------       ------------         -----------
Costs and Expenses:
   General and administrative
     expenses                         5,130,776         (1,888,689)(3)       3,242,087
   Product development and
     engineering                      2,518,082                              2,518,082
   Sales and marketing                  881,530                                881,530
   Write-down of Goodwill             7,354,181         (7,354,181)(1)               -
   Depreciation and amortization        214,396            (66,101)(3)         148,295
                                     -----------       ------------         -----------
                                     16,098,965         (9,308,971)          6,789,994
                                     -----------       ------------         -----------
Loss from Operations                (15,425,486)        (8,635,492)         (6,789,994)

Other Income (Expense):
   Loss on disposal of property,
     plant and equipment                (74,382)            74,382(3)                -
   Loss on sale of subsidiary                           (1,320,847)(2)      (1,320,847)
   Miscellaneous income (expense)       (72,740)                 -             (72,740)
   Interest income (expense)             32,280             49,944(3)           82,224
                                      -----------       ------------         -----------
                                       (114,842)        (1,196,521)         (1,311,363)

Loss before Credit for Income Taxes (15,540,328)        (7,438,971)         (8,101,357)
Provision (Credit) for Income Taxes           -                  -                   -
                                     -----------       ------------         -----------
Net Loss                           ($15,540,328)       ($7,438,971)        ($8,101,357)
                                     ===========       ============         ===========

Loss per Share:
   Basic loss per share                  $(0.44)                                $(0.23)
                                     ===========                            ===========
   Diluted loss per share                $(0.44)                                $(0.23)
                                     ===========                            ===========

Basic common shares outstanding      35,074,780                             35,074,780
Diluted common shares outstanding    35,074,780                             35,074,780

                         PRO FORMA FINANCIAL INFORMATION
          FUSION NETWORKS HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (Unaudited)

                                                     Proforma           Proforma
                                      Historical    Adjustments         Results
                                   ----------------  -------------    ------------

Contract Income                                -                                 -
Direct Job Costs                               -                                 -
                                    --------------                   ---------------
Gross Profit (Loss)                            0                                 0
                                    --------------                   ---------------
Costs and Expenses:
   General and administrative
     expenses                            386,742                           386,742
   Product development and
     engineering                       1,038,671                         1,038,671
   Sales and marketing                   164,249                           164,249
   Consulting expenses                19,575,000                        19,575,000
   Merger Expenses                       238,350                           238,350
                                    --------------                   ---------------
                                      21,403,012                        21,403,012
                                    --------------                   ---------------
Loss from Operations                 (21,403,012)                      (21,403,012)

Other Income (Expense):
   Interest income (expense)              29,040                            29,040
                                    --------------                   ---------------
                                          29,040                            29,040

Loss before Credit for Income Taxes  (21,373,972)                      (21,373,972)

Provision (Credit) for Income Taxes            -              -                  -
                                    --------------    ------------   ---------------

Net Loss                            ($21,373,972)                     ($21,373,972)
                                    ==============                   ===============
Loss per Share:
   Basic loss per share                   $(0.64)                           $(0.64)
                                    ==============                   ===============
   Diluted loss per share                 $(0.64)                           $(0.64)

Basic common shares outstanding       33,113,333                        33,113,333

Diluted common shares outstanding     33,113,333                        33,113,333



               See Notes to Pro Forma Consolidated Financial Data

                         FUSION NETWORKS HOLDINGS, INC.
              Notes to Pro Forma Consolidated Financial Statements
                                  June 30, 2000



(1) To eliminate the write down of goodwill of $ 7,354,181 associated with the merger if IDM. The write-down of the goodwill was recorded during the quarter ended June 30, 2000 to reflect the sale of IDM to the principal officers and directors of IDM the "purchasers".

(2) To record the sale of the net assets of IDM, the issuance of a note receivable from the purchasers to the company of $ 58,881, and the corresponding loss of ($ 1,320,847) associated with the sale.

(3) To eliminated the net loss of $1,405,637 of IDM from the date of acquisition to June 30, 2000 included in the consolidated statement of operations for the period ended June 30, 2000.